UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2004 (November 15, 2004)

VERILINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 JETPLEX CIRCLE
MADISON, AL 35758-8989
(Address of principal executive offices / Zip Code)

256.327.2001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

     Verilink Corporation (the “Company”) and RBC Centura Bank (“RBC”) have modified the terms of the documents relating to Verilink’s revolving line of credit with RBC. Under the Waiver and First Amendment to Loan Agreement, dated as of November 15, 2004 (the “First Amendment to Loan Agreement”), among the Company, RBC and Larscom Incorporated, a wholly-owned subsidiary of the Company (“Larscom”), RBC has waived the Company’s noncompliance with the tangible net worth financial covenant that was previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2004. Under the First Amendment to Loan Agreement, RBC has also agreed to the following loan modifications effective as of November 15, 2004: (i) reduce the minimum required tangible net worth financial covenant from $7,000,000 to $5,000,000; (ii) reduce the total amount available under the credit line from $5,000,000 to $3,500,000; (iii) require the Company to meet or exceed specified levels of adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, restructuring charges and impairments of intangible assets, including goodwill) on a rolling three-month basis beginning with the three months ending December 31, 2004; and (iv) require that the net proceeds available to the Company upon the sale of its property at 950 Explorer Boulevard in Huntsville, Alabama be used to reduce the amounts outstanding under the RBC line of credit. RBC will further require that any future breach of a financial covenant will require the Company to include the property at 950 Explorer Boulevard as additional collateral under the loan, if that property has not been sold. The foregoing description is qualified in its entirety by reference to the full text of the First Amendment to Loan Agreement filed as an exhibit hereto.

     Under the First Modification of Commercial Promissory Note, dated November 15, 2004 (the “Note Modification”), among the Company, Larscom and RBC, the principal amount of the original commercial promissory note has been reduced from $5,000,000 to $3,500,000 and Larscom has been added as a borrower. The foregoing description is qualified in its entirety by reference to the full text of the Note Modification filed as an exhibit hereto.

Item 9.01 Exhibits

10.1	Waiver and First Amendment to Loan Agreement, dated as of November 15, 2004, among Verilink Corporation, RBC Centura Bank and Larscom Incorporated.

10.2	First Modification of Commercial Promissory Note, dated November 15, 2004, among Verilink Corporation, RBC Centura Bank and Larscom Incorporated.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: November 19, 2004	By:	-s- C. W. Smith

C. W. Smith
Vice President and Chief Financial Officer

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